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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 24, 2004

                         Hughes Electronics Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0-26035                                 52-1106564
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    (Commission File Number)               (I.R.S. Employer Identification No.)

    2250 East Imperial Highway
      El Segundo, California                             90245
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(Address of Principal Executive offices)               (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           As previously reported, on March 18, 2003, DIRECTV Latin America, LLC, a Delaware limited liability company ("DTVLA"), filed a voluntary petition for reorganization under chapter 11 of title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). At the time of filing the petition, DTVLA's equity interests were owned as follows: DIRECTV Latin America Holdings, Inc. ("DTVLH") - approximately 75%; Darlene Investments LLC ("Darlene") - approximately 21%; and Raven Media Investments LLC ("Raven") - approximately 4%. DTVLH is an indirect wholly-owned subsidiary of Hughes Electronics Corporation ("Hughes").

           On December 11, 2003, DTVLA filed its proposed Plan of Reorganization (as from time to time amended, the "Plan") with the Bankruptcy Court, and on January 9, 2004, the Bankruptcy Court approved DTVLA's disclosure statement for soliciting creditor approval of the proposed Plan. The Plan was approved by requisite vote of the creditors and on February 13, 2004, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Plan.

           On February 24, 2004, DTVLA consummated the Plan and emerged from bankruptcy protection as a reorganized entity ("Reorganized DTVLA"). A copy of the Confirmation Order, the Plan as referenced in the Confirmation Order and the press release issued regarding Reorganized DTVLA's emergence are filed as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated herein by reference.

           In connection with the consummation of the Plan, Hughes fully funded a $300 million debtor-in-possession ("DIP") financing facility, which was converted to equity interests in Reorganized DTVLA pursuant to the Plan. In addition, the equity interests in DTVLA's local operating companies owned by Hughes and Darlene, and certain related equity interests, as well as certain debt and other interests, were contributed to Reorganized DTVLA and, in connection with this contribution and the other transactions, Hughes and Darlene received approximately 86% and 14%, respectively, of the equity interests in Reorganized DTVLA (the "Roll-up Transaction"). Hughes also entered into a new credit agreement with Reorganized DTVLA as described below.

           Set forth below is a summary of the material features of the Plan and the Roll-up Transaction. Such summary is qualified in its entirety by reference to the Plan and the Confirmation Order. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

Effective Date
--------------

           The Effective Date of the Plan occurred on February 24, 2004.



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
Reorganized DTVLA Capital Structure
-----------------------------------

           On the Effective Date, the equity interests of Reorganized DTVLA were distributed to DTVLH and to Darlene. All previously existing DTVLA equity interests (including the 4% interest formerly held by Raven) were cancelled and fully extinguished.

           Also on the Effective Date, Reorganized DTVLA entered into a revolving credit agreement with Hughes pursuant to which Reorganized DTVLA may borrow from Hughes, subject to the terms and limitations of the credit agreement, up to $200,000,000. Under the terms of the credit agreement, Reorganized DTVLA may use proceeds of loans to fund the Plan, to fund its and its subsidiaries, operating expenses incurred in the ordinary course of business and for working capital, capital expenditures and other general corporate purposes. Reorganized DTVLA's obligations under the credit agreement are guaranteed by its material subsidiaries. Each of Reorganized DTVLA and the subsidiary guarantors has secured its obligations under the credit agreement by pledging all of its property and assets.

Seconded Amended and Restated LLC Agreement
-------------------------------------------

           On the Effective Date, Reorganized DTVLA, DTVLH, Hughes and Darlene (collectively, the "Parties") entered into the Second Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"), in accordance with the Plan. A copy of the LLC Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. On the Effective Date, DTVLH received approximately 86%, and Darlene received approximately 14%, of the equity interests in Reorganized DTVLA. The parties further agreed that: (i) from the first anniversary of the Effective Date through the sixth anniversary thereof (the "Liquidity Period"), each of Hughes and Darlene have the right, subject to certain terms and conditions, to require the other to use commercially reasonable efforts to cause the Company to (x) complete an initial public offering meeting certain agreed-upon qualifications (a "Qualified IPO") or (y) enter into a transaction or series of related transactions resulting in a sale or other disposition of Reorganized DTVLA as a whole to non-affiliated entities, by means of a stock sale, merger, consolidation or a sale or other disposition of all or substantially all of its assets (a "Complete Sale"); (ii) during the Liquidity Period, Darlene has the right to require Hughes to purchase all of Darlene's equity interests in Reorganized DTVLA and all outstanding debt, if any, of Reorganized DTVLA and its subsidiaries payable to Darlene or any of its affiliates ("Darlene Indebtedness") for $200 million (plus the amount of any Darlene Indebtedness) if (x) there is a combination of business or operations of Reorganized DTVLA with substantially all of the Latin American direct to home satellite television business of Sky or the operations of Sky (for purposes hereof, "Sky" means (i) Innova S. de R.L., de C.V., Sky Multi-Country Partners and NetSat Servicios Ltda., taken together or (ii) Innova S. de R.L de C.V. or NetSat Servicios Ltda. individually or taken together) and a Qualified IPO, Complete Sale or other liquidation or dissolution (other than one attributable to certain failures to obtain financing) has not then occurred or (y) there is


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
an unfair shift of value away from Reorganized DTVLA because of actions or inactions of Hughes and its affiliates and/or The News Corporation Limited ("TNCL") and any of its affiliates that can reasonably be considered different from actions or inactions that would have been pursued if TNCL had not acquired 34% of the outstanding common stock of Hughes; and (iii) unless Darlene has waived its "put" right under clause (ii) above, Hughes has the right (subject to similar conditions) to require Darlene to sell all of its equity interests in Reorganized DTVLA and all Darlene Indebtedness to Hughes for $400 million (plus the amount, if any, of any Darlene Indebtedness), thereby terminating the liquidity and other rights of Darlene under the LLC Agreement. Hughes and Darlene also agreed in the LLC Agreement as to the distribution of proceeds among themselves upon completion of a Qualified IPO or a Complete Sale and further agreed to certain governance rights relating to the management and operation of Reorganized DTVLA. The foregoing summary of the LLC Agreement is qualified in its entirety by reference to such agreement.

Distributions
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           The following table describes the distributions under the Plan to holders of Claims and Interests.

   -------------- --------------------------------------------------------------
       CLASS           DESCRIPTION                    TREATMENT

   -------------- --------------------------------------------------------------
        ---       Administrative             Expense Claims Paid in Cash in the
                                             ordinary course of business or on
                                             the later of the Effective Date or
                                             the date that such Claim becomes an
                                             Allowed Claim.
   -------------- --------------------------------------------------------------
        ---       Priority Tax Claims        Paid in Cash on the later of the
                                             Effective Date or the date that
                                             such Claim becomes an Allowed
                                             Claim.
   -------------- --------------------------------------------------------------
        ---       DIP Facility Claims        Received a portion of the Class 3
                                             Share on the Effective Date.
   -------------- --------------------------------------------------------------
         1        Priority Claims            At the election of DTVLA, will
                                             receive one of the following
                                             treatments: (i) to the extent then
                                             due and owing on the Effective
                                             Date, payment in full in Cash on
                                             the Effective Date; (ii) to the
                                             extent not due and owing on the
                                             Effective Date, payment in full in
                                             Cash when and as such Claim becomes
                                             due and owing in the ordinary
                                             course of business; or (iii) such
                                             treatment so that the Claim would
                                             otherwise be rendered Unimpaired
                                             pursuant to section 1124 of the
                                             Bankruptcy Code.
   -------------- --------------------------------------------------------------
         2        Secured Claims             At the election of DTVLA, will
                                             receive one of the following
                                             treatments: (i) the legal,
                                             equitable and contractual rights to
                                             which such Claim entitles the
                                             Holder will be reinstated and the
                                             Holder will be paid in accordance
                                             with such rights; (ii) the
                                             surrender of all collateral
                                             securing such Claim; or (iii) such
                                             treatment so that the Claim would
                                             otherwise be rendered Unimpaired
                                             pursuant to section 1124 of the
                                             Bankruptcy Code.
   -------------- --------------------------------------------------------------
         3        Hughes Claims              Received the Class 3 Share on the
                                             Effective Date.
   -------------- --------------------------------------------------------------
         4                                   General Unsecured Claims On or
                                             before the first Distribution Date
                                             after becoming an Allowed Claim,
                                             shall receive Cash payments in an
                                             aggregate amount equal to 20% of
                                             each Holder's Allowed Class 4
                                             General Unsecured Claim.
   -------------- --------------------------------------------------------------
         5        Subsidiary Claims          No distributions.
   -------------- -------------------------------- -----------------------------
         6        Put Agreement Claims and   No distributions.
                  Interests
   -------------- --------------------------------------------------------------
         7        Old DTVLA Membership
                  Interests                  No distributions.
   -------------- --------------------------------------------------------------


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
Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
    --------

  Exhibit No.          Exhibit
  -----------          -------

   10.1                Second Amended and Restated Limited Liability
                       Company Agreement

   99.1                Confirmation Order

   99.2                Plan of Reorganization

   99.3                DTVLA press release, dated February 13, 2004




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
                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HUGHES ELECTRONICS CORPORATION


Date:  March 2, 2004                       By:  /s/ Larry D. Hunter
                                               ---------------------------------
                                               Name:   Larry D. Hunter
                                               Title:  Executive Vice President,
                                                       General Counsel and
                                                       Secretary




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
                                  EXHIBIT INDEX


  Exhibit No.          Exhibit
  -----------          -------

   10.1                Second Amended and Restated Limited Liability
                       Company Agreement

   99.1                Confirmation Order

   99.2                Plan of Reorganization

   99.3                DTVLA press release, dated February 13, 2004




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